Exhibit 10.4

FIFTH AMENDMENT TO

TERM LOAN, GUARANTEE AND SECURITY AGREEMENT AND LIMITED WAIVER AND AMENDMENT OF WARRANT TERMS

This FIFTH AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT (this “Amendment”) is made as of February 26, 2025, by and among DRAGONFLY ENERGY CORP. (“Borrower”), DRAGONFLY ENERGY HOLDINGS CORP. (F/K/A CHARDAN NEXTECH ACQUISITION 2 CORP) (“Holdings”), BATTLE BORN BATTERY PRODUCTS, LLC (“Battle Born”, and together with Holdings, each a “Guarantor” and collectively, the “Guarantors”), the Lenders signatory hereto (the “Required Lenders”), and ALTER DOMUS (US) LLC, as agent on behalf of the Lenders under the Loan Agreement (as hereinafter defined) (in such capacity, the “Agent”).

WHEREAS, Borrower, Holdings, the Required Lenders and the Agent are parties to that certain Term Loan, Guarantee and Security Agreement, dated as of October 7, 2022 (as amended by that certain Limited Waiver and First Amendment to Term Loan, Guarantee and Security Agreement, dated as of June 28, 2024, that certain Limited Waiver, Consent and Second Amendment to Term Loan, Guarantee and Security Agreement, dated as of July 29, 2024, that certain Limited Waiver and Third Amendment to Term Loan, Guarantee and Security Agreement, dated as of September 30, 2024, that certain Limited Waiver and Fourth Amendment to Term Loan, Guarantee and Security Agreement and Temporary, Limited Suspension and Waiver of Warrant Terms, dated as of December 31, 2024, and as may be further amended, modified, extended, restated, replaced, and/or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the Credit Parties have requested that the Agent and the Required Lenders amend certain provisions of the Loan Agreement and, subject to the satisfaction of the conditions set forth below, each of the Agent and the Required Lenders are willing to amend the Loan Agreement on the terms set forth herein;

WHEREAS, Holdings has issued or, with respect to the Penny Warrants set forth in subsections (xix) – (xxi), shall issue, that certain (i) Penny Warrant, dated as of October 7, 2022, to BP Holdings XVII LP, (ii) Penny Warrant, dated as of October 7, 2022, to Energy Impact Credit Fund I LP, (iii) Penny Warrant, dated as of October 7, 2022, to Energy Impact Credit Fund II LP, (iv) Penny Warrant, dated as of December 29, 2023, to BP Holdings XVII LP, (v) Penny Warrant, dated as of December 29, 2023, to Energy Impact Credit Fund I LP, (vi) Penny Warrant, dated as of December 29, 2023, to Energy Impact Credit Fund II LP, (vii) Penny Warrant, dated as of May 13, 2024, to BP Holdings XVII LP, (viii) Penny Warrant, dated as of May 13, 2024, to Energy Impact Credit Fund I LP, (ix) Penny Warrant, dated as of May 13, 2024, to Energy Impact Credit Fund II LP, (x) Penny Warrant, dated as of June 28, 2024, to BP Holdings XVII LP, (xi) Penny Warrant, dated as of June 28, 2024, to Energy Impact Credit Fund I LP, (xii) Penny Warrant, dated as of June 28, 2024, to Energy Impact Credit Fund II LP, (xiii) Penny Warrant, dated as of September 30, 2024, to BP Holdings XVII LP, (xiv) Penny Warrant, dated as of September 30, 2024, to Energy Impact Credit Fund I LP, (xv) Penny Warrant, dated as of September 30, 2024, to Energy Impact Credit Fund II LP, (xvi) Penny Warrant, dated as of December 31, 2024, to BP Holdings XVII LP, (xvii) Penny Warrant, dated as of December 31, 2024, to Energy Impact Credit Fund I LP, (xviii) Penny Warrant, dated as of December 31, 2024, to Energy Impact Credit Fund II LP, (collectively, the “Existing Warrants”) (xix) Penny Warrant, to be dated as of February 26, 2025, to BP Holdings XVII LP, (xx) Penny Warrant, to be dated as of February 26, 2025, to Energy Impact Credit Fund I LP, (xxi) Penny Warrant, to be dated as of February 26, 2025, to Energy Impact Credit Fund II LP, (collectively, the “New Warrants”), and (xxii) additional Penny Warrants as a result of the anti-dilution provisions in the Penny Warrants set forth in subsections (i)-(xxi) above (as each may be further amended, modified, extended, restated, replaced, and/or supplemented from time to time, collectively with the Existing Warrants and the New Warrants, the “Warrants”) and the Lenders have agreed to amend and/or waive certain anti-dilution protections in accordance with the terms set forth in Section 4 below;

NOW THEREFORE, the Credit Parties, the Required Lenders and the Agent each hereby agrees as follows:

1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Loan Agreement.

2. [Reserved].

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, the Loan Agreement (including Schedules A through F thereto) is hereby amended as of the date hereof by incorporating the changes shown on the marked copy of the Loan Agreement attached hereto as Exhibit A (it being understood that language which appears as “~~struck out~~” or “~~struck out~~”, as applicable, has been deleted, and language which appears as “double-underlined” or “double-underlined”, as applicable, has been added). A new Exhibit K to the Loan Agreement (Preferred Stock Purchase Agreement for the Fifth Amendment Equity Issuance and Material Related Documents) is hereby added to the Loan Agreement in the form of Exhibit C attached hereto.

4. Waiver and Amendment of Anti-Dilution Provisions of Warrants.

(a) Waiver; Amendment. The Lenders hereby agree to (x) waive the effect of the anti-dilution adjustment set forth in Section 4(b) of the Existing Warrants with respect to the Fifth Amendment Initial Equity Issuance (the “Waiver”) and (y) amend Section 4(f) of the Existing Warrants, which requires a notice of adjustment to be delivered promptly after any event triggering an adjustment pursuant to Section 4(b), to provide that the Company shall issue a notice of adjustment within 5 business days following the end of each fiscal quarter during which any Existing Warrant is outstanding to reflect all anti-dilution adjustments occurring in the prior fiscal quarter.

(b) Subsequent Equity Issuance. For the avoidance of doubt, the Waiver does not apply to any shares of Preferred Stock and/or Common Stock actually issued (or deemed issued) in connection with the issuance of shares of Series A Preferred Stock and/or exercise of warrants to acquire Series A Preferred Stock issued under the Fifth Amendment Subsequent Equity Issuance, it being agreed and acknowledged that the issuance of shares of Series A Preferred Stock in the amount of $4,500,000 in aggregate stated value and warrants to purchase up to $40,000,000 of shares of Series A Preferred Stock in the Fifth Amendment Subsequent Equity Issuance shall not trigger an anti-dilution adjustment unless and until those shares of Series A Preferred Stock are issued and/or those warrants are exercised.

(c) Consideration. As consideration for the Waiver, Holdings shall issue to the Lenders the New Warrants to purchase an aggregate 330,000 shares of Common Stock.

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(d) Cap. Notwithstanding anything to the contrary in the Existing Warrants or the New Warrants, the aggregate number of additional shares that may be issued to the Lenders in connection with anti-dilution adjustments under Section 4(b) of the Warrants with respect to the Fifth Amendment Subsequent Equity Issuance and any issuances under the ChEF Purchase Agreement by and between Chardan Capital Markets LLC and Holdings (including any modification, amendment or replacement thereof), shall be capped at an aggregate maximum amount of 1,400,000 shares of Common Stock underlying Penny Warrants (as adjusted to account for stock splits, stock combinations, stock dividends or other distributions or recapitalizations affecting the Common Stock on or after the Effective Date).

5. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the below:

(a) counterparts of this Amendment shall have been executed and delivered by the Credit Parties, the Agent and the Required Lenders;

(b) Borrower shall have delivered to Agent and the Lenders (i) the Term Sheet for Fifth Amendment Equity Issuance and (ii) the Preferred Stock Purchase Agreement for Fifth Amendment Equity Issuance and the material related documents relating thereto;

(c) the Borrower shall have paid the legal fees and expenses of Chapman and Cutler LLP, counsel for the Required Lenders, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and other services rendered in connection with the Loan Agreement prior to the date hereof;

(d) to the extent invoiced prior to execution of this Amendment, the Borrower shall have paid the legal fees and expenses of Holland & Knight LLP, counsel for the Agent, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and other services rendered in connection with the Loan Agreement prior to the date hereof; and

(e) Holdings shall have received gross cash proceeds from the initial tranche of the Fifth Amendment Equity Issuance in the aggregate amount of $3,500,000, which proceeds Holdings shall promptly contribute to the Borrower.

(f) Holdings shall have issued to the Lenders, on or about the date of this Amendment, penny warrants exercisable to purchase 330,000 shares of Holdings’ common stock (of which 200,000 shall be issued to BP Holdings XVII LP and 130,000 shall be issued to Energy Impact Credit Fund I LP and Energy Impact Credit Fund II LP), which penny warrants shall be in form and substance satisfactory to the Lenders. The Lenders hereby agree that

6. Representations and Warranties.

(a) The Credit Parties represent and warrant that after giving effect to this Amendment, the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

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(b) The Credit Parties represent and warrant that after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the Effective Date.

(c) Attached hereto as Exhibit B is a true, correct and complete copy of the Term Sheet for the Fifth Amendment Equity Issuance, together with any amendments, modifications and/or supplements thereto as in effect on the date hereof.

(d) Attached hereto as Exhibit C is a true, correct and complete copy of the Preferred Stock Purchase Agreement for the Fifth Amendment Equity Issuance and the material related documents relating thereto, together with any amendments, modifications and/or supplements thereto as in effect on the date hereof.

7. Loan Document. This Amendment is designated a Loan Document by the Agent.

8. Full Force and Effect. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents. Except as expressly amended hereby, the Loan Agreement shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof. This Amendment shall be limited precisely as drafted and shall not imply an obligation on the Agent or any Lender to consent to any matter on any future occasion. As used in the Loan Agreement, the terms “Agreement,” “this Agreement,” “this Loan Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Loan Agreement as modified by this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to be as effective as an original signature page delivered manually.

11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

12. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

13. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

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14. Release of Claims. In consideration of the Required Lenders’ and the Agent’s agreements contained in this Amendment, the Borrower and Guarantor hereby irrevocably release and forever discharge the Lenders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower and Guarantor ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.

15. Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

16. Agent. Each of the Required Lenders, by their execution of this Amendment, hereby directs the Agent to execute this Amendment. In doing so, the Agent shall be entitled to all of its rights, benefits and protections set forth in the Loan Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWER:	DRAGONFLY ENERGY CORP.

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer

GUARANTORS :	DRAGONFLY ENERGY HOLDINGS CORP. (F/K/A
CHARDAN NEXTECH ACQUISITION 2 CORP.)

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer

BATTLE BORN BATTERY PRODUCTS, LLC

By:	/s/ Denis Phares
Name:	Denis Phares
Title:	Chief Executive Officer

Signature Page to Fifth Amendment to Term Loan, Guarantee and Security Agreement

AGENT:	ALTER DOMUS (US) LLC

	By:	/s/ Pinju Chiu
	Name:	Pinju Chiu
	Title:	Associate Counsel

Signature Page to Fifth Amendment to Term Loan, Guarantee and Security Agreement

LENDERS:	ENERGY IMPACT CREDIT FUND I LP

	By:	Energy Impact Credit Fund I GP LLC, its general partner

	By:	/s/ Harry Giovani
	Name:	Harry Giovani
	Title:	Managing Partner

ENERGY IMPACT CREDIT FUND II LP

By:	Energy Impact Credit Fund II GP LLC, its general partner

By:	/s/ Harry Giovani
Name:	Harry Giovani
Title:	Managing Partner

Signature Page to Fifth Amendment to Term Loan, Guarantee and Security Agreement

BP HOLDINGS XVII LP

By:	BPC AS Cayman LLC, its General Partner
By:	BPC AS LLC, its Manager

By:	/s/ Allan Schweitzer
Name:	Allan Schweitzer
Title:	Portfolio Manager

Signature Page to Fifth Amendment to Term Loan, Guarantee and Security Agreement

Exhibit A

MARKED LOAN AGREEMENT

Exhibit B

TERM SHEET FOR FIFTH AMENDMENT EQUITY ISSUANCE

Exhibit C

EXHIBIT K TO LOAN AGREEMENT

(PREFERRED STOCK PURCHASE AGREEMENT FOR THE FIFTH AMENDMENT EQUITY ISSUANCE AND MATERIAL RELATED DOCUMENTS)